SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2022

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement

Entry into Underwriting Agreement

On May 27, 2022, ClearSign Technologies Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Newbridge Securities Corporation (the “Underwriter”), relating to a firm commitment underwritten public offering (the “Offering”), for the issuance and sale of 3,640,000 shares (the “ Firm Shares”) of the Company’s common stock, par value $0.0001 per share, at a public offering price of $1.11 per Firm Share, less underwriting discounts and commissions, pursuant to an effective registration statement on Form S-3 (File No. 333-232402) and a related prospectus supplement filed with the Securities and Exchange Commission. Under the terms of the Underwriting Agreement, the Company also granted the Underwriter an option exercisable for 30 days to purchase up to an additional 546,000 shares (the “Additional Shares” and together with the Firm Shares, the “Public Securities”) from the Company at the Firm Share price, less underwriting discounts and commissions, to cover over-allotments. The Underwriter exercised the over-allotment option in full on May 27, 2022.

The Company expects the net proceeds from the Offering to be approximately $4.2 million after deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds from the Offering for working capital, research and development, marketing and sales, and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, various other obligations of the parties, and termination provisions. In addition, under the Underwriting Agreement, the Company agreed, subject to certain exceptions, not to offer, pledge, sell, contract to sell, sell any option, right or warrant to purchase, lend or otherwise transfer or dispose, directly or indirectly, any shares of the Company’s common stock or any securities convertible into or exercisable or exchangeable for shares of common stock, for a period of 90 days from the date of the Underwriting Agreement, without the prior written consent of the Underwriter; provided, however, that the Company may sell shares of common stock under its At-The-Market offering program with Virtu Americas LLC following such date that is 30 days from the date of the Underwriting Agreement. The Offering is expected to close on or about June 1, 2022, subject to the closing conditions contained in the Underwriting Agreement.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Mitchell Silberberg & Knupp LLP, counsel to the Company, has issued an opinion to the Company, dated May 31, 2022, regarding the validity of the Public Securities. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Waiver from clirSPV LLC of its Purchase Right

In connection with a private placement of the Company’s common stock, pursuant to a Stock Purchase Agreement dated July 12, 2018, we granted to clirSPV LLC a right to purchase certain new equity securities that we sell for the purpose of raising capital on terms and conditions no different from those offered to other purchasers (the “Purchase Right”). In no event, however, may this Purchase Right be exercised to the extent it would cause clirSPV LLC to own 20% or more of the Company’s then outstanding shares of common stock or hold shares with 20% or more of the voting power of the Company.

Because certain elements of this Purchase Right, such as the notice provisions and closing period, are not compatible with raising capital in a public offering, on May 26, 2022, clirSPV LLC agreed to waive the notice requirements and other related closing mechanics for such Purchase Right (the “Waiver”). In exchange for such Waiver, we and clirSPV LLC agreed that, following the initial closing of the Offering, clirSPV LLC may purchase from us, at the price sold to the investors in the Offering, unregistered shares of our common stock in a number that will allow it to maintain a 19.99% percentage ownership of our outstanding common stock, provided that clirSPV LLC notifies us that it will exercise such right within 30 days following the final closing of the Offering and the completion of such purchase must occur within six (6) business days of the final closing.

In addition, the Company and clirSPV LLC have agreed that effective upon the Investor Holder Consent (as defined below), the Purchase Right, subject to the Waiver and modification contained therein, will be extended from December 31, 2023 to such date that the holders of two-thirds of the outstanding units of clirSPV LLC agree (the “Investor Holder Consent”) to extend such holder’s existing agreement that he/she/it will have no right to force a redemption of his/her/its interests in clirSPV LLC; provided, however, that clirSPV LLC provides written notice to the Company of the Investor Holder Consent prior to December 31, 2023 and the Purchase Right will in no event extend beyond June 30, 2027.

Robert T. Hoffman Sr., a member of our board of directors, is the managing member of GPclirSPV LLC, which is the managing member of clirSPV LLC.

The above description of the Waiver is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On May 26, 2022, the Company issued a press release announcing that it had launched the Offering and on May 27, 2022, the Company issued a press release announcing that it had priced the Offering. The press releases are filed as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

1.1	Underwriting Agreement, dated as of May 27, 2022, between the Company and Newbridge Securities Corporation
5.1	Legal opinion of Mitchell Silberberg & Knupp LLP
10.1	Purchase Right Waiver of clirSPV LLC
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in exhibit 5.1)
99.1	Press release issued May 26, 2022
99.2	Press release issued May 27, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2022

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Colin James Deller
Chief Executive Officer

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